February 6, 2008

Securities and Exchange Commission
Washington, D.C. 20549-7561

Commissioners:

We have read TransTech Services Partners Inc.’s statements included under Item 4.01 of its Form 8-K filed on February 6, 2008 and we agree with such statements concerning our firm.

Sincerely,

/s/ GOLDSTEIN GOLUB KESSLER LLP

GOLDSTEIN GOLUB KESSLER LLP